April 30, 2004
Prospectus
First American Insurance Portfolios, Inc.
Please note important information contained on the inside cover with respect to the closing of First American Insurance Portfolios, Inc.	ASSET CLASS ~ Stock Funds

Insurance Portfolios Class IA Shares	International Portfolio Large Cap Growth Portfolio Mid Cap Growth Portfolio Small Cap Growth Portfolio Technology Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these portfolios, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of
Contents

Portfolio Summaries

     International Portfolio

     Large Cap Growth Portfolio

     Mid Cap Growth Portfolio

     Small Cap Growth Portfolio

     Technology Portfolio

Policies & Services

     Buying and Selling Shares

     Managing Your Investment

Additional Information

     Management

     More About The Portfolios

     Financial Highlights

For More Information

Closing of First American Insurance Portfolios, Inc.

Closing of the Fund to Investment

The Board of Directors of First American Insurance Portfolios, Inc. (the “Fund”) voted, effective April 12, 2004, to suspend the sale of shares of each of the portfolios of the Fund to investors who currently do not have insurance contracts that offer the Fund as an investment. No new purchases of shares of an individual portfolio will be allowed other than to investors who currently have insurance contracts that offer the Fund as an investment.

Development of Plan of Liquidation and Termination of the Fund

The Board of Directors also determined to develop a Plan of Liquidation and Termination (the “Plan”) to liquidate each portfolio of the Fund before the end of 2004. The Plan is required to be approved by the Board of Directors and by the shareholders of the applicable portfolio before it may be implemented. At this time, the Board of Directors has not set a date for the shareholder meeting. Once a meeting date has been set, all persons who are shareholders of record as of the record date set by the Board of Directors will be entitled to vote on the Plan. If the shareholders approve the Plan, the Fund anticipates liquidating by the end of 2004 and all shares of the portfolios will be redeemed. More information about the proposed liquidation will be provided to shareholders once a meeting date has been set.

Potential Use of Temporary Investment Strategy

The Fund expects that most or all shareholders will decide to redeem their shares in the portfolios prior to the liquidation of the Fund. As a result, the Fund expects the total assets of each portfolio to reach a level at which the portfolio can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. If such a level is reached for a given portfolio, the Fund intends to invest the assets of that portfolio in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolios’ advisor.

Elimination of Expense Cap

The Board of Directors also concurred in the advisor’s decision to eliminate the expense cap that is currently in place for each of the portfolios of the Fund effective September 1, 2004. As a result, once the expense cap has been eliminated, the expenses paid by each portfolio of the Fund are expected to increase substantially.

Portfolio Summaries

Introduction

This section of the prospectus describes the objectives of the portfolios, summarizes the main investment strategies used by each portfolio in trying to achieve its objective, and highlights the risks involved with these strategies. (Note that individual investors cannot purchase shares of the portfolios directly. Shares of the portfolios may be purchased only by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.)

An investment in the portfolios is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

International PORTFOLIO

Objective

International Portfolio has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, International Portfolio invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

  that are domiciled in countries other than the United States, or that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the portfolio will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies’ balance sheets, market share, and strength of management.

Up to 15% of the portfolio’s total assets may be invested in equity securities of emerging markets issuers. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for a rapid economic growth.

Equity securities in which the portfolio invests include common and preferred stock. In addition, the portfolio may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the portfolio may enter into forward foreign currency exchange contracts. In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio’s return.

Main Risks

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

Risks of Equity Securities. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

Risks of International Investing. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor’s ability to invest substantial portions of the portfolio’s assets in a small number of countries, the portfolio may be subject to greater volatility than mutual portfolios that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of Emerging Markets. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

Risks of Smaller-Capitalization Companies. Stocks of smaller-capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

Risks of Foreign Currency Hedging Transactions. If the sub-advisor’s forecast of exchange rate movements is incorrect, the portfolio may realize losses on its foreign currency transactions. In addition, the portfolio’s hedging transactions may prevent the portfolio from realizing the benefits of a favorable change in the value of foreign currencies.

Risks of Securities Lending. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio’s advisor when entering into the derivative instruments.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

International PORTFOLIO continued

Portfolio Performance

Illustrations below provide you with information on the portfolio’s volatility and performance. Of course, the portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart shows you how performance of the portfolio’s shares has varied from year to year. The table compares the portfolio’s performance over different time periods to that of the portfolio’s benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio’s performance. If these contract charges had been included, the performance of the portfolio would be reduced.

International PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1,2

–24.52%	–19.14%	37.54%

2001	2002	2003

Best Quarter: Quarter ended:	June 30, 2003	19.50%
Worst Quarter: Quarter ended:	September 30, 2002	(19.14)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03[2]	Inception Date	One Year	Since Inception

International Portfolio (Class IA)	4/28/00	37.54%	(9.99)%

Morgan Stanley Capital International Europe, Australasia, Far East Index[3]		39.17%	(4.64)%

1Total return for the period from 1/1/04 through 3/31/04 was 2.26%.

2On 7/1/01, Clay Finlay Inc. was hired as sub-advisor to manage the portfolio’s assets.

3An unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East. The since inception performance of the index is calculated from 4/30/00.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

Large Cap Growth PORTFOLIO

Objective

Large Cap Growth Portfolio’s objective is long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Large Cap Growth Portfolio invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $670 million to $311.2 billion as of March 31, 2004, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

The advisor selects companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio’s return.

Up to 25% of the portfolio’s total assets may be invested in securities of foreign issuers that are either listed on a U.S. stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio’s permissible investments in U.S. domestic securities.

Main Risks

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio’s advisor when entering into the derivative instruments.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

Large Cap Growth PORTFOLIO continued

Portfolio Performance

Illustrations below provide you with information on the portfolio’s volatility and performance. Of course, the portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart shows you how performance of the portfolio’s shares has varied from year to year. The table compares the portfolio’s performance over different time periods to that of the portfolio’s benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio’s performance. If these contract charges had been included, the performance of the portfolio would be reduced.

Large Cap Growth PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–30.60%	–29.72%	23.27%

2001	2002	2003

Best Quarter: Quarter ended:	December 31, 2001	12.23%
Worst Quarter: Quarter ended:	March 31, 2001	(24.52)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Large Cap Growth Portfolio (Class IA)	4/28/00	23.27%	(17.44)%

Russell 1000 Growth Index[2]		29.75%	(14.37)%

1Total return for the period from 1/1/04 through 3/31/04 was 2.42%.

2The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception performance of the index is calculated from 4/30/00.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

Mid Cap Growth PORTFOLIO

Objective

Mid Cap Growth Portfolio has an objective of capital appreciation.

Main Investment Strategies

Under normal market conditions, Mid Cap Growth Portfolio invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of March 31, 2004, market capitalizations of companies in the Russell Midcap Index ranged from approximately $670 million to $18.2 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio’s return.

Under certain market conditions, the portfolio may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the portfolio’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio’s advisor when entering into the derivative instruments.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

Mid Cap Growth PORTFOLIO continued

Portfolio Performance

Illustrations below provide you with information on the portfolio’s volatility and performance. Of course, the portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart shows you how performance of the portfolio’s shares has varied from year to year. The table compares the portfolio’s performance over different time periods to that of the portfolio’s benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio’s performance. If these contract charges had been included, the performance of the portfolio would be reduced.

Mid Cap Growth PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–29.25%	32.97%

2002	2003

Best Quarter: Quarter ended:	June 30, 2003	13.49%
Worst Quarter: Quarter ended:	June 30, 2002	(17.84)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Mid Cap Growth Portfolio (Class IA)	1/4/01	32.97%	(9.99)%

Russell Midcap Growth Index[2]		42.71%	(8.06)%

Standard & Poor’s MidCap 400 Index[3]		35.62%	4.19%

1Total return for the period from 1/1/04 through 3/31/04 was 6.03%.

2An unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Previously, the fund used the Standard & Poor’s MidCap 400 Index as a benchmark. Going forward, the fund will use the Russell Midcap Growth Index as a comparison, because its composition better matches the fund’s investment objective and strategies. The since inception performance of the index is calculated from 1/31/01.

3An unmanaged, capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market. The since inception performance of the index is calculated from 1/31/01.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

Small Cap Growth PORTFOLIO

Objective

Small Cap Growth Portfolio has an objective of growth of capital.

Main Investment Strategies

Under normal market conditions, Small Cap Growth Portfolio invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of March 31, 2004, market capitalizations of companies in the Russell 2000 Index ranged from approximately $32 million to $2.8 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

  above average growth in revenue and earnings.
  strong competitive position.
  strong management.
  sound financial condition.

The portfolio may sell securities short to generate additional investment returns and to protect against price declines of securities in its portfolio. Securities sold short may not represent more than 25% of the portfolio’s total assets at the time of any short sale. In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio’s return.

Under certain market conditions, the portfolio may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase, which may result in increased short-term capital gains.

Up to 25% of the portfolio’s total assets may be invested in securities of foreign issuers that are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of micro-capitalization companies may underperform the market as a whole.

Risks of Small-Cap Stocks. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risk of Selling Securities Short. If the portfolio does not own a security sold short, the portfolio will lose money if the security sold short increases in price between the date of the sale and the date on which the portfolio “closes out” the short position (by acquiring the security in the open market). The portfolio’s risk of loss also increases if the portfolio is not able to “close out” the short position at any particular time or at an acceptable price.

Risks of Derivative Instruments. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio’s advisor when entering into the derivative instruments.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

Small Cap Growth PORTFOLIO continued

Portfolio Performance

Illustrations below provide you with information on the portfolio’s volatility and performance. Of course, the portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart shows you how performance of the portfolio’s shares has varied from year to year. The table compares the portfolio’s performance over different time periods to that of the portfolio’s benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio’s performance. If these contract charges had been included, the performance of the portfolio would be reduced.

Small Cap Growth PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–29.94%	62.73%

2002	2003

Best Quarter: Quarter ended:	June 30, 2003	31.56%
Worst Quarter: Quarter ended:	September 30, 2002	(17.60)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Small Cap Growth Portfolio (Class IA)	1/4/01	62.73%	(1.63)%

Russell 2000 Growth Index[2]		48.54%	(4.67)%

1Total return for the period from 1/1/04 through 3/31/04 was 3.89%.

2An unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The since inception performance of the index is calculated from 1/31/01.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

Technology PORTFOLIO

Objective

Technology Portfolio has an objective of long-term growth of capital.

Main Investment Strategies

Under normal market conditions, Technology Portfolio invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies which the portfolio’s advisor believes either have, or will develop, products, processes, or services that will provide or will benefit significantly from technological innovations, advances, and improvements. These may include:

  inexpensive computing power, such as personal computers.
  improved methods of communications, such as satellite transmission.
  technology related services such as internet related marketing services.

The prime emphasis of the portfolio is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, health care, and online services. Companies in which the portfolio invests may include development stage companies (companies that do not have significant revenues) and small-capitalization companies. The advisor will generally select companies that it believes exhibit positive cash flow, a strong competitive position, strong, ongoing relationships with its customers, above-average growth in revenues, and a sound balance sheet. In addition, the portfolio may utilize derivatives such as options, futures contracts, and options on futures contracts in an attempt to manage market or business risk or enhance the portfolio’s return.

Under certain market conditions, the portfolio may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called “hot issues” which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the portfolio’s total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the portfolio’s permissible investments in United States domestic securities.

Main Risks

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

Risks of Common Stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

Risks of Non-Diversification. The portfolio is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified portfolio. Because a relatively high percentage of the portfolio’s assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the portfolio’s securities may be more susceptible to any single economic, technological or regulatory occurrence than the securities of a diversified mutual fund.

Risks of the Technology Sector. Because the portfolio invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

Risks of Development Stage and Small-Cap Stocks. Stocks of development stage and small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger-capitalization companies, and they may be expected to do so in the future.

Risks of Initial Public Offerings (IPOs). Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

Risks of Securities Lending. To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the portfolio engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

Risks of Derivative Instruments. The portfolio will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the portfolio’s advisor when entering into the derivative instruments.

Prospectus –	First American Insurance Portfolios Class IA Shares

Portfolio Summaries

Technology PORTFOLIO continued

Portfolio Performance

Illustrations below provide you with information on the portfolio’s volatility and performance. Of course, the portfolio’s past performance is not necessarily an indication of how the portfolio will perform in the future.

The bar chart shows you how performance of the portfolio’s shares has varied from year to year. The table compares the portfolio’s performance over different time periods to that of the portfolio’s benchmark index, which is a broad measure of market performance. The benchmark is unmanaged, has no expenses, and is unavailable for investment.

Both the chart and the table assume that all distributions have been reinvested. Contract charges are not reflected in the portfolio’s performance. If these contract charges had been included, the performance of the portfolio would be reduced.

Technology PORTFOLIO

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR1

–51.64%	–42.14%	53.70%

2001	2002	2003

Best Quarter: Quarter ended:	December 31, 2001	44.33%
Worst Quarter: Quarter ended:	March 31, 2001	(45.94)%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03	Inception Date	One Year	Since Inception

Technology Portfolio (Class IA)	4/28/00	53.70%	(32.21)%

Merrill Lynch 100 Technology Index[2]		68.84%	(22.82)%

1Total return for the period from 1/1/04 through 3/31/04 was 2.81%.

2An equally weighted index of the 100 largest technology companies, as measured by market capitalization. The since inception performance of the index is calculated from 4/30/00.

Prospectus –	First American Insurance Portfolios Class IA Shares

Policies & Services

Buying and Selling Shares

Shares of the portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for your variable annuity contract or variable life insurance policy. Individual investors cannot obtain shares of the portfolios directly. You can only invest in the portfolios if you owned an insurance contract that offered the portfolios as an investment option on April 11, 2004, and only so long as that contract remains in effect. If you are eligible to invest in the portfolios, please refer to the accompanying prospectus of the participating insurance company for more information on how to select the portfolios as an investment option.

Your participating insurance company is the portfolios’ designee for receipt of purchase orders for your variable annuity contract or variable life insurance policy. The portfolios do not impose any separate charge on the contract owners or policy holders (contract owners) for the purchase or redemption of shares. Participating insurance companies purchase or redeem shares for separate accounts at net asset value (NAV) without any sales or redemption charge. Any separate charges imposed by the participating insurance company are described in the accompanying prospectus of the participating insurance company. A participating insurance company may also impose certain restrictions or limitations on the allocation of purchase payment or contract value to the portfolios in a separate account. Prospective investors should consult the applicable participating insurance company prospectus for information regarding fees and expenses of the contract and separate account and any applicable restrictions or limitations.

The share price that applies to a purchase or redemption order of portfolio shares is based on the next calculation of the NAV per share that is made after the participating insurance company receives such order from the contract owner on a regular business day. See “Calculating Your Share Price” for more information. Only the participating insurance companies that hold portfolio shares in their separate accounts for the benefit of contract owners can place orders to purchase or redeem shares. Contract owners should not directly contact the portfolio to request a purchase or redemption of portfolio shares. Contract owners should refer to the instructions in the participating insurance company prospectus for more information.

Calculating Your Share Price. Your share price is based on the portfolio’s NAV per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

A portfolio’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of portfolio shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the portfolios’ Board of Directors.

Portfolios may hold securities that trade on weekends or other days when the portfolio does not price its shares. Therefore, the net asset value of a portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Managing Your Investment

Taxes. For a discussion of the tax status of a variable annuity contract or a variable life insurance policy, please consult your tax professional or refer to the accompanying prospectus of the participating insurance company. Because shares of the portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the portfolio from net investment income and distributions (if any) of net realized short term and long term capital gains will be taxable, if at all, to the participating insurance company.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Dividends and Distributions. Dividends from the portfolios’ net investment income and distributions from the portfolios’ realized capital gains, if any, are declared and paid once each calendar year. The portfolios have no fixed dividend rate and cannot guarantee that dividends will be paid. Dividend and capital gain distributions will be reinvested in full or fractional shares of the portfolio paying the distribution at NAV.

Potential Conflicts of Interest

Shares of the portfolios may serve as the underlying investments for both variable annuity and variable life insurance contracts of various insurance companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The portfolios currently do not foresee any such conflict. However, the Board of Directors of the portfolios intends to monitor events to identify any material conflicts that may arise and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more participating insurance companies’ separate accounts might be required to withdraw its investments in the portfolios. This might force the portfolios to sell securities at disadvantageous prices.

Prospectus –	First American Insurance Portfolios Class IA Shares

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the portfolios’ investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of March 31, 2004, U.S. Bancorp Asset Management and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $57 billion. As investment advisor, U.S. Bancorp Asset Management manages the portfolios’ business and investment activities, subject to the authority of the portfolios’ board of directors.

Each portfolio pays the investment advisor a monthly fee for providing investment advisory services. For the fiscal year ended December 31, 2003, after taking into account voluntary fee waivers by the investment advisor, no investment advisory fees were paid to the investment advisor. The table below reflects the contractual advisory fee rates for the most recently completed fiscal year. Effective September 1, 2004, the investment advisor will no longer waive advisory fees and will begin to receive monthly fees at these contractual fee rates.

Advisory fee, before waiver, as a percentage of average daily net assets

International Portfolio	1.10%
Large Cap Growth Portfolio	0.65%
Mid Cap Growth Portfolio	0.70%
Small Cap Growth Portfolio	0.70%
Technology Portfolio	0.70%

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Sub-Advisor

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Portfolio and is responsible for the investment and reinvestment of the portfolio’s assets and the placement of brokerage transactions for the portfolio. Clay Finlay has been retained by the portfolio’s investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay’s only business. Clay Finlay offers a full range of global, international (diversified and concentrated), and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of March 31, 2004, Clay Finlay had more than $7.6 billion in assets under management.

Portfolio Management

Each portfolio’s investments are managed by a team of persons associated with U.S. Bancorp Asset Management, or, in the case of International Portfolio, by a team of persons associated with Clay Finlay.

Prospectus –	First American Insurance Portfolios Class IA Shares

Additional Information

More About The Portfolios

As a result of the planned closing of the portfolios, described on the inside cover of this prospectus, it is expected that most or all shareholders will decide to redeem their shares in the portfolios prior to the liquidation of First American Insurance Portfolios, Inc. (the “Fund”). As a result, the Fund expects the total assets of each portfolio to reach a level at which the portfolio can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. If such a level is reached for a given portfolio, the Fund intends to invest the assets of that portfolio in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolios’ advisor.

Objectives

The portfolios’ objectives, which are described in the “Portfolio Summaries” section, may be changed without shareholder approval. If a portfolio’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any portfolio will achieve its objective.

Investment Strategies

The portfolios’ main investment strategies are discussed in the “Portfolio Summaries” section. These are the strategies that the portfolios’ investment advisor believes are most likely to be important in trying to achieve the portfolios’ objectives. You should be aware that each portfolio may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call your participating insurance company.

Temporary Investments.In an attempt to respond to adverse market, economic, political or other conditions, each portfolio may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolios’ advisor. Being invested in these securities may keep a mutual fund from participating in a market upswing and prevent the portfolio from achieving its investment objective.

Portfolio Turnover.Investment managers for the portfolios may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Active trading may increase the amount of commissions or mark-ups to broker-dealers that the portfolio pays when it buys and sells securities. The “Financial Highlights” section of this prospectus shows each portfolio’s historical portfolio turnover rate.

Risks

The main risks of investing in the portfolios are summarized in the “Portfolio Summaries” section. More information about portfolio risks is presented below.

Market Risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

Company Risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Sector Risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector. Each portfolio is subject to the particular risks of the sector in which it principally invests.

Risks of Mid-Cap Stocks. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Risks of Small-Cap Stocks. Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price.

Risks of the Technology Sector. Because Technology Portfolio invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Risks of Development Stage Companies. Technology Portfolio may have significant investments in development stage and small-capitalization companies (above). Stocks of development stage companies involve substantial risk. These

Prospectus –	First American Insurance Portfolios Class IA Shares

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companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small-capitalization companies at the desired time and price.

Risks of Initial Public Offerings (IPOs). Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Foreign Security Risk. Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio may each invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

Risks of Active Management. Each portfolio is actively managed and performance therefore will reflect in part the advisor’s or sub-advisor’s ability to make investment decisions which are suited to achieving the portfolios’ respective investment objectives. Due to their active management, the portfolios could underperform other mutual funds with similar investment objectives.

Risks of Securities Lending. When a portfolio loans its securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the portfolios enter into loan arrangements only with institutions which the portfolios’ advisor has determined are creditworthy under guidelines established by the portfolios’ Board of Directors.

Risks of Derivative Instruments. The use of derivative instruments, such as options, futures contracts, and options on futures contracts, exposes a portfolio to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices will not move in the direction that the advisor anticipates; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the portfolio’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the portfolio worse off than if it had not entered into the position. If a portfolio uses derivative instruments and the advisor’s judgment proves incorrect, the portfolio’s performance could be worse than if it had not used these instruments.

Additional Risks of International Portfolio

Risks of International Investing. International Portfolio invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Portfolio’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the portfolio.

Political and Economic Risks. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

Foreign Tax Risk. International Portfolio’s income from foreign issuers may be subject to non-U.S. withholding taxes. In

Prospectus –	First American Insurance Portfolios Class IA Shares

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some countries, the portfolios also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the SAI for details.

Risk of Investment Restrictions. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Prospectus –	First American Insurance Portfolios Class IA Shares

Additional Information

Financial Highlights

Financial Highlights

This information is intended to help you understand the financial performance of each portfolio’s Class IA shares for the period of operations for that class. Some of this information reflects financial results for a single portfolio share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in a portfolio, assuming you reinvested all your dividends and distributions.

The information for International Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, and Technology Portfolio for the fiscal periods ended December 31, 2003 and earlier, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolios’ financial statements, is included in the portfolios’ annual report, which is available upon request.

International PORTFOLIO

	Fiscal year ended December 31,			Fiscal period ended December 31, 2000[3]
	2003[1]	2002	2001[2]

Per Share Data
Net Asset Value, Beginning of Period	$4.88	$6.06	$8.09	$10.00

Investment Operations:
Net Investment Income	0.04	0.02	0.08	—
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	1.79	(1.18)	(2.06)	(1.91)

Total From Investment Operations	1.83	(1.16)	(1.98)	(1.91)

Less Distributions:
Dividends (from net investment income)	(0.07)	—	(0.03)	—
Distributions (from net realized gains)	—	—	—	—
Return of capital	—	(0.02)	(0.02)	—

Total Distributions	(0.07)	(0.02)	(0.05)	—

Net Asset Value, End of Period	$6.64	$4.88	$6.06	$8.09

Total Return[4]	37.54%	(19.14)%	(24.52)%	(19.10)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,393	$1,955	$2,449	$3,396
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%
Ratio of Investment Net Income to Average Net Assets	0.72%	0.45%	0.81%	(0.07)%
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	2.71%	2.86%	3.23%	5.23%
Ratio of Net Investment Income to Average Net Assets (excluding waivers and reimbursements)	(0.64)%	(1.06)%	(1.07)%	(3.95)%
Portfolio Turnover Rate	72%	82%	183%	64%

1Per share data calculated using average shares outstanding method.

2Effective May 1, 2001, the existing shares were renamed Class IA.

3Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

4Total return would have been lower had certain expenses not been waived or reimbursed. If returns had taken into account insurance charges, performance would have been lower.

Prospectus –	First American Insurance Portfolios Class IA Shares

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Financial Highlights continued

Large Cap Growth PORTFOLIO

	Fiscal year ended December 31,			Fiscal period ended December 31, 2000[2]
	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$4.03	$5.74	$8.28	$10.00

Investment Operations:
Net Investment Income	0.01	—	0.01	—
Realized and Unrealized Gains (Losses) on Investments	0.93	(1.71)	(2.54)	(1.72)

Total From Investment Operations	0.94	(1.71)	(2.53)	(1.72)

Less Distributions:
Dividends (from net investment income)	(0.01)	—	(0.01)	—
Distributions (from net realized gains)	—	—	—	—

Total Distributions	(0.01)	—	(0.01)	—

Net Asset Value, End of Period	$4.96	$4.03	$5.74	$8.28

Total Return[3]	23.27%	(29.72)%	(30.60)%	(17.20)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,703	$2,032	$2,301	$1,600
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.87%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19%	0.10%	0.09%	(0.07)%
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	1.87%	2.98%	3.59%	9.26%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursements)	(0.78)%	(1.98)%	(2.63)%	(8.53)%
Portfolio Turnover Rate	69%	66%	104%	30%

1Effective May 1, 2001, the existing shares were renamed Class IA.

2Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived or reimbursed. If returns had taken into account insurance charges, performance would have been lower.

Mid Cap Growth PORTFOLIO

	Fiscal year ended December 31,		Fiscal period ended December 31, 2001[1,2]
	2003	2002

Per Share Data
Net Asset Value, Beginning of Period	$5.49	$7.76	$10.00

Investment Operations:
Net Investment Income	(0.02)	(0.03)	(0.02)
Realized and Unrealized Gains (Losses) on Investments	1.83	(2.24)	(2.22)

Total From Investment Operations	1.81	(2.27)	(2.24)

Less Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from net realized gains)	—	—	—

Total Distributions	—	—	—

Net Asset Value, End of Period	$7.30	$5.49	$7.76

Total Return[3]	32.97%	(29.25)%	(22.40)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,987	$1,041	$1,071
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.43)%	(0.58)%	(0.22)%
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	2.11%	6.11%	7.25%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursements)	(1.59)%	(5.74)%	(6.57)%
Portfolio Turnover Rate	118%	361%	280%

1Portfolio commenced operations on January 4, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

2Effective May 1, 2001, the existing shares were renamed Class IA.

3Total return would have been lower had certain expenses not been waived or reimbursed. If returns had taken into account insurance charges, performance would have been lower.

Prospectus –	First American Insurance Portfolios Class IA Shares

Additional Information

Financial Highlights continued

Small Cap Growth PORTFOLIO

	Fiscal year ended December 31,		Fiscal period ended December 31, 2001[2,3]
	2003[1]	2002

Per Share Data
Net Asset Value, Beginning of Period	$5.85	$8.35	$10.00

Investment Operations:
Net Investment Income	(0.05)	(0.03)	(0.03)
Realized and Unrealized Gains (Losses) on Investments	3.72	(2.47)	(1.62)

Total From Investment Operations	3.67	(2.50)	(1.65)

Less Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from net realized gains)	—	—	—

Total Distributions	—	—	—

Net Asset Value, End of Period	$9.52	$5.85	$8.35

Total Return[4]	62.73%	(29.94)%[5]	(16.50)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$2,702	$1,070	$1,040
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.68)%	(0.48)%	(0.42)%
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	2.06%	4.80%	7.29%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursements)	(1.76)%	(4.30)%	(6.81)%
Portfolio Turnover Rate	157%	406%	283%

1Per share data calculated using average shares outstanding method.

2Portfolio commenced operations on January 4, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

3Effective May 1, 2001, the existing shares were renamed Class IA.

4Total return would have been lower had certain expenses not been waived or reimbursed. If returns had taken into account insurance charges, performance would have been lower.

5In 2002, 0.84% of Class IA share’s total return was a result of the reimbursement by the advisor for a loss on a transaction not meeting the portfolio’s investment guidelines. Excluding the reimbursement, total return for Class IA shares would have been (30.78)%.

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Financial Highlights continued

Technology PORTFOLIO

	Fiscal year ended December 31,			Fiscal period ended December 31, 2000[2]
	2003	2002	2001[1]

Per Share Data
Net Asset Value, Beginning of Period	$1.62	$2.80	$5.79	$10.00

Investment Operations:
Net Investment Loss	(0.01)	(0.02)	(0.01)	(0.01)
Realized and Unrealized Gains (Losses) on Investments	0.88	(1.16)	(2.98)	(4.20)

Total From Investment Operations	0.87	(1.18)	(2.99)	(4.21)

Less Distributions:
Dividends (from net investment income)	—	—	—	—
Distributions (from net realized gains)	—	—	—	—

Total Distributions	—	—	—	—

Net Asset Value, End of Period	$2.49	$1.62	$2.80	$5.79

Total Return[3]	53.70%	(42.14)%	(51.64)%	(42.10)%
Ratios/Supplemental Data
Net Assets, End of Period (000)	$1,987	$898	$1,602	$1,447
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.90%	0.90%
Ratio of Net Investment Loss to Average Net Assets	(0.78)%	(0.75)%	(0.39)%	(0.18)%
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	2.19%	4.39%	4.60%	8.88%
Ratio of Net Investment Loss to Average Net Assets (excluding waivers and reimbursements)	(1.99)%	(4.16)%	(4.09)%	(8.16)%
Portfolio Turnover Rate	87%	269%	377%	149%

1Effective May 1, 2001, the existing shares were renamed Class IA.

2Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

3Total return would have been lower had certain expenses not been waived or reimbursed. If returns had taken into account insurance charges, performance would have been lower.

Prospectus –	First American Insurance Portfolios Class IA Shares

For More Information

More information about the portfolios is available in the portfolios’ Statement of Additional Information and annual and semiannual reports.

Statement of Additional Information (SAI)

The SAI provides more details about the portfolios and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the portfolios’ investments will be available in the portfolios’ annual and semiannual reports to shareholders. In the portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios’ performance during their last fiscal year.

You can obtain a free copy of the portfolios’ SAI and/or free copies of the portfolios’ most recent annual or semiannual reports by calling your participating insurance company. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the portfolios is also available on the Internet. Text-only versions of portfolio documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

SEC file number:   811-09765

FAIP-2004

   First American Funds™